                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           GATEWAY ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             GATEWAY ENERGY CORPORATION


                                                                June 16,   1998

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Gateway Energy Corporation to be held at the Double Tree Hotel, 400 Dallas Street, One Allen Center, Houston, Texas 77002 on July 16, 1998, at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the meeting.

     During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                        Sincerely,


                                        /s/ L. J. Horbach
                                        ---------------------------------
                                        L. J. Horbach
                                        CHAIRMAN OF THE BOARD

                              GATEWAY ENERGY CORPORATION
                             10842 OLD MILL ROAD, SUITE 5
                                OMAHA, NEBRASKA 68154
                                  __________________

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    JULY 16, 1998

To the Stockholders of Gateway Energy Corporation:

     The Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") will be held at the Double Tree Hotel, 400 Dallas Street, One Allen Center, Houston, Texas 77002 on July 16, 1998, at 10:00 a.m. local time for the following purposes:

     1. To elect a Board of Directors to serve until the next annual meeting of stockholders.

     2.   To approve the 1998 Stock Option Plan.

     3. To ratify the appointment of Grant Thornton LLP as independent public accountants.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on May 29, 1998, the Record Date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold and whether or not you are personally able to attend. Accordingly, please sign the enclosed proxy and return it as soon as possible in the enclosed envelope provided for your convenience.


                                        By Order of the Board of Directors


                                        /s/ L. J. Horbach
                                        ---------------------------------
                                        L. J. Horbach
                                        Chairman of the Board

Omaha, Nebraska
June 16, 1998

                             GATEWAY ENERGY CORPORATION
                            10842 OLD MILL ROAD, SUITE 5
                               OMAHA, NEBRASKA 68154
                                 __________________

                                  PROXY STATEMENT
                           ANNUAL MEETING OF STOCKHOLDERS
                                   JULY 16, 1998
                                  _______________

                                GENERAL INFORMATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on July 16, 1998, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately June 16, 1998.

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

     Stockholders of record at the close of business on May 29, 1998, are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 14,457,400 shares of Common Stock. Each share is entitled to one vote on each matter presented.

     Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

     All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of the ten directors named elsewhere in the Proxy Statement, for approval of the 1998 Stock Option Plan, for ratification of the appointment of Grant Thorton LLP as independent public accountants, and in accordance with the instruction of the Board of Directors as to any other matters. Abstentions do not constitute a vote "FOR" or "AGAINST" any matter listed in the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present for purposes of obtaining a quorum. Also broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

                                     PROPOSAL 1
                               ELECTION OF DIRECTORS

     Following is a list of the names, addresses, and ages of the ten nominees, eight of whom are presently serving as Directors. Also included in the chart is the year in which each became a Director of the Company.
Footnoted below  is the past five-year business history of each Director
nominee and any public company directorships held by such persons.   The
proxy holders named in the proxy intend to vote "FOR" the election of the ten nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees are unable to serve or for good cause will not serve as Directors, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                   ELECTION OF THE TEN NOMINEES LISTED BELOW.

                                                                    DIRECTOR
        NAME AND ADDRESS                     AGE                     SINCE
       ------------------                   -----                   --------
     Larry J. Horbach                        56                       1990
     10842 Old Mill Road #5
     Omaha, NE.  68154

     Charles A. Holtgraves                   33                       1988
     6510 Indian Lane
     Mission Hills, KS 66208

     Donald L. Anderson                      66                       1993
     420 Avenida Juraez
     La Quinta, CA 92253

     John B. Ewing, Jr.                      76                       1988
     1621 Bay Point Court
     Sarasota, FL 34236

     Nicholas J. Pilger                      61                       1997
     10 Salzburg
     Newport Beach, CA.  92660

     Abe Yeddis                              80                       1997
     9505 Stateline, Cartwell #6
     Kansas City, MO 64114

     Neil A. Fortkamp                        52                       1997
     13011 Lafayette Avenue
     Omaha, NE 68154

     Michael T. Fadden                       57                       1997
     1701 Hermann #905
     Houston, TX 77004

     Gary A. McConnell                       57                       -------
     12516 Shamrock Rd.
     Omaha, NE 68154

     Earl P. Hoffman                         56                       -------
     2 Northpoint Drive, Ste. 820
     Houston, TX 77060-3237

     LARRY J. HORBACH.   Mr. Horbach currently serves as the Chairman and CEO of
the Company. He served as President and CEO of the Company from June 1990 to August 1997 at which time Mr. Fadden became President. Mr. Horbach is the owner of L.J. Horbach & Associates, a Director of Regency Affiliates, Inc. and Templeton Savings Bank.

     CHARLES A. HOLTGRAVES. Mr. Holtgraves currently serves as a Director of the Company and served as Secretary of the Company from June 1988 to 1995. He also served as Treasurer of the Company from 1988 to 1994. Mr. Holtgraves is Vice President of First Mortgage Investment Company.

     DONALD L. ANDERSON. Mr. Anderson currently serves as a Director of the Company and has served as Vice President of the Company since 1992. He has served the Company as Secretary since 1996. For the past five years, he has served as a private consultant to the investment banking community.

     JOHN B. EWING, JR. Mr. Ewing currently serves as a Director of the Company. He served as in-house counsel for the Company from June 1988 to 1995. He has been in private practice for the past five years.

     NICHOLAS J. PILGER. Mr. Pilger currently serves as a Director of the Company. He is a registered representative of the National Association of Securities Dealers and has represented emerging corporations in the securities market for the past five years.

     ABE YEDDIS. Mr. Yeddis currently serves as a Director of the Company. He is President and CEO of Promotional Headwear International and has served in such capacity since 1970. He serves as President of Advanced Project Financing and as a Director of NT Realty Company.

     NEIL A. FORTKAMP. Mr. Fortkamp currently serves as a Director of the Company. He has served the Company as Executive Vice President, Treasurer and CFO since January 1996. He served as Vice President, Treasurer and CFO from January 1994 to January 1996. Prior to his affiliation with the Company, he served as President of Data Duplicating Corporation from August 1991 to December 1993.

     MICHAEL T. FADDEN. Mr. Fadden currently serves as a Director of the Company. He has been President and COO of the Company since August 1997. Mr. Fadden served as President of Abtech Resources, Inc. from September 1993 to August 1997 and Executive Vice President of American Oil and Gas Corporation from January 1990 to August 1993.

     GARY A. MCCONNELL.   Mr. McConnell served as Vice President of Finance and
Administration for Northern Plains Natural Gas Company, an Enron Corp. subsidiary and operator for Northern Border Pipeline Company from 1987 to July 1994. He served as Chief Financial and Accounting Officer for Northern Border Partners, L.P., the parent company of Northern Border Pipeline Company from July 1993 to July 1994. Mr. McConnell retired from Enron Corp. and became a private investor in July 1994.

     EARL P. HOFFMAN. Mr. Hoffman has served as Vice Chairman and CEO of Advanced Extraction Technologies, Inc., a technology licensing company serving the natural gas, refining and petrochemical industries since October 1992.

                      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                               OWNERS AND MANAGEMENT

     As of February 28, 1998, there were no persons who are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common Stock. The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and executive officers as a group.


               NAME                NO. OF SHARES                     % (1)
              ------               -------------                     ------
          Larry J. Horbach          74,864 (2)                         .52%
          Charles A. Holtgraves    208,075 (3)                        1.44%
          Donald L. Anderson        89,095                             .62%
          John B. Ewing             32,847 (4)                         .23%
          Nicholas J. Pilger        79,797 (5)                         .55%
          Abe Yeddis                72,004 (6)                         .50%
          Neil A. Fortkamp          44,096 (7)                         .30%
          Michael T. Fadden        345,750 (8)                        2.38%

     All directors and officers as a group beneficially own 946,528 shares, including currently exercisable options or warrants, or 6.54% of the outstanding Common Stock as of February 28, 1998. (1)(9)

(1) Based upon 14,457,400 shares of Common Stock outstanding as of February 28, 1998. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within 60 days upon exercise of stock options and shares or options owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options and any shares or options owned indirectly. However, the shares of Common Stock so issuable upon such exercise by any such person are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(2) This number of shares beneficially owned includes 25,096 shares and a warrant to purchase 12,000 shares owned by H & F Investments, a partnership in which Mr. Horbach has a 50% interest and 23,677 shares owned by H & H Investments, a partnership in which Mr. Horbach also has a 50% interest.

(3) This number of shares beneficially owned includes 23,677 shares owned by H & H Investments, a partnership in which Mr. Holtgraves has a 50% interest. It also includes 10,000 shares purchasable pursuant to currently exercised options or warrants.

(4) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(5) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(6) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(7) This number includes 6,500 shares and a warrant to purchase 500 shares owned directly by Mr. Fortkamp. It also includes 25,096 shares and a warrant to purchase 12,000 shares owned by H & F Investments, a partnership in which Mr. Fortkamp has a 50% interest.

(8) This number of shares beneficially owned includes 225,750 shares purchasable pursuant to currently exercisable options or warrants.

(9) The number of shares and percentage calculation includes 25,096 shares and a warrant to purchase 12,000 shares owned by H & F Investments, the full amount of shares and options being beneficially owned for reporting purposes by both Mr. Horbach and Mr. Fortkamp; 23,677 shares owned by H & H Investments, the full amount of shares being beneficially owned for reporting purposes by both Mr. Horbach and Mr. Holtgraves; and 290,250 shares of Common Stock beneficially owned by directors and officers, purchasable pursuant to presently exercisable options or warrants.

                 ADDITIONAL INFORMATION CONCERNING BOARD OF DIRECTORS

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. There were six meetings in the fiscal year ending February 28, 1998. There were also five occasions in which matters were decided using a Consent of Directors. During the last fiscal year, all directors attended all of the meetings of the Board of Directors. The Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. Presently the Board of Directors does not have a Nominating Committee.

AUDIT COMMITTEE

          This committee reviews the independent audit of the Company and meets with independent auditors as necessary to discuss matters pertaining to the audit and any other matters which the Audit Committee or the auditors may wish to discuss. Messrs. Holtgraves, Ewing and Yeddis comprise the Audit Committee. The Committee met two times during the fiscal year ending February 28, 1998.

COMPENSATION COMMITTEE

     This committee recommends to the Board of Directors compensation for executive officers for each upcoming year. Messrs. Holtgraves, Ewing and Pilger
currently serve on the Committee.   The committee met four times during the
fiscal year ending February 28, 1998.

STOCK OPTION COMMITTEE

     This committee will administer the 1998 Stock Option Plan.   Messrs.
Holtgraves, Ewing and Pilger currently serve on the committee.

COMPENSATION OF  DIRECTORS

     In the fiscal year ending February 28, 1998, non-management members of the Board of Directors received $500 per day for attending regular Board and Committee meetings. The Company does not compensate any employee-directors in their capacities as directors of the Company. All directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board of Directors or Committee meetings.

     In February, 1998, the Compensation Committee recommended and the Board of Directors approved a new compensation plan for Outside Directors. Each Outside Director is to receive a one time grant of an option to purchase 10,000 shares of the Company Common Stock. The Board of Directors approved an Outside Directors Stock Option Plan (the "Plan") pursuant to which the above-referenced options may be granted. A total of 100,000 shares of Common Stock have been reserved for issuance under the Plan. The Plan provides for the automatic grant to each Outside Director of a one-time option to purchase 10,000 shares of Common Stock at a grant price equal to the fair market value of the Common Stock
on the first business day following their initial election to the Board.    The
presently sitting Outside Directors received this one time option to purchase 10,000 shares on February 24, 1998, at a grant price equal to the fair market value of the Common Stock on that date.

     In addition to the one-time grant, Outside Directors will be paid an annual retainer of $10,000, payable one-half in stock at the Annual Meeting date, such stock to be valued at the market price on that date, and one-half in cash at a rate of $1,250 per quarter, payable at each quarterly meeting of the Board.

     Outside Directors will receive a cash payment of $125 per hour with a minimum of two hours for each Board, Committee or annual stockholders' meeting attended. Attendance at multi-day meetings and specific consultations with the Company's executive management lasting at least eight (8) hours will be compensated at a flat per diem rate of $1,000 per day.

                 LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

     The following is a list of the names and ages of the current executive officers of the Company, their business history for the past five years and the year in which each person became an Officer of the Company.

                                                                                     OFFICER
          NAME           AGE  POSITION & PRINCIPAL OCCUPATION FOR LAST FIVE YEARS     SINCE
         ------          ---  ---------------------------------------------------    ------
     Larry J. Horbach    56   Chairman and CEO of the Company since June 1990;        1990
                              President from  June 1990 until August 1997.

     Michael T. Fadden   57   President and COO of the Company since August 1997;     1997
                              President of 1997 Abtech Resources, Inc. since
                              September 1993. (1) Executive Vice President of
                              American Oil and Gas Corporation from January 1990
                              to August 1993.

     Neil A. Fortkamp    52   Executive Vice President, Treasurer and CFO of          1994
                              Company from January 1996 to present; Vice
                              President , Treasurer and CFO January 1994
                              to January 1996; previously President of Data
                              Duplicating Corporation from August 1991 to
                              December 1993.


(1) Abtech Resources, Inc. provided management consulting services to the Company for five months in 1997. See Certain Relationships and Related Transactions herein.

                               EXECUTIVE COMPENSATION


     SUMMARY COMPENSATION TABLE. Individual executive officer compensation for the fiscal year ending February 28, 1998, includes base salary, certain expense allowances provided by the Company and matching contributions of the Company to its 401(k) Savings Plan. As of February 28, 1998 the Company had no bonus or long-term incentive programs in effect and no bonuses were payable for the year
ended February 28, 1998.    The following Summary Compensation Table includes
compensation paid in cash.


                                                                 LONG-TERM
                                                                COMPENSATION
                                                                SECURITIES
                                                                UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR  SALARY    OTHER     BONUS   OPTIONS/SARS (#)
---------------------------   ----  ------   ------    ------   ----------------
     Larry J. Horbach         1998 110,800   14,600         0               0
     CEO and Chairman of      1997 110,800   14,200         0               0
     Board                    1996 108,137   11,400    10,600               0

     Michael T. Fadden (1)    1998  70,000      600         0               0
     President and COO

     Neil A. Fortkamp         1998  82,500    8,800         0               0
     Executive Vice President 1997  82,500    8,700         0               0
     Treasurer and CFO        1996  76,250    8,700     8,000               0

(1) Mr. Fadden became President and COO of the Company on August 1, 1997. His salary began on that date.

                                      -6-

     The Board of Directors and Compensation Committee approved at the November 19, 1997 Board meeting, an Executive Compensation Plan ("Executive Plan") and a Middle Management Compensation Plan ("Middle Management Plan") , both to be effective March 1, 1998. The executives to be covered shall be determined by the Compensation Committee of the Board. The Middle Management to be covered shall be determined by the President. Currently the CEO, COO and CFO are covered by the Executive Plan and three employees in the Company's Houston operations office are covered by the Middle Management Plan.

     Both the Executive Plan and the Middle Management Plan have three components: base salary, short term incentive and long term incentive. Base salaries are set yearly. The short term incentive under both plans is a cash bonus to be paid upon attainment of certain goals, which goals are set by the Board of Directors annually. The long term incentive portion is comprised of incentive or non-qualified stock options on the Company's Common Stock. The option pool, which includes options for both the Executive Plan and the Middle Management Plan, shall be equal to two and one-half percent (2.5%) of the fully diluted shares outstanding as of the Company's preceding fiscal year end. Said options will be issued pursuant to the Company's 1998 Stock Option Plan described in detail below.

     The Compensation Committee and the Board of Directors are hopeful that the Executive Plan and the Middle Management Plan will help the Company acquire and retain key executive officers and employees, who will in turn maximize stockholder value in the Company's Common Stock.

OPTION/SAR GRANTS IN FISCAL 1998

     The following table sets forth information with respect to individual options and/or SAR grants during the fiscal year ending February 28, 1998.

                                 (INDIVIDUAL GRANTS)


        NAME            NUMBER OF      PERCENT OF TOTAL    EXERCISE   EXPIRATION
                        SECURITIES       OPTIONS/SARS       OR BASE      DATE
                        UNDERLYING        GRANTED TO        PRICE
                       OPTIONS/SARS      EMPLOYEES IN       ($/SH)
                       GRANTED (#)       FISCAL YEAR
         (a)               (b)               (c)             (d)         (e)
---------------------------------------------------------------------------------
 Michael T. Fadden       50,000             72.6%           $1.19      3/17/07
                        173,500                             $ .69       8/1/07
                          2,250                             $ .47       8/1/07

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table sets forth information with respect to unexercised
options and SARs at fiscal year end.   No stock options were exercised during
the fiscal year ending February 28, 1998.


                                                                                 NUMBER OF
                                                                                SECURITIES                      VALUE OF
                                                                                UNDERLYING                     UNEXERCISED
                                                                                UNEXERCISED                   IN-THE-MONEY
                                                                              OPTIONS/SARS AT                OPTIONS/SARS AT
                                                                              FISCAL YEAR END               FISCAL  YEAR END
                                                                                   (#)                             ($)
            NAME                   SHARES                                   -------------------           --------------------
                                ACQUIRED ON             VALUE               EXERCISABLE ("Ex")             EXERCISABLE ("Ex")
                                EXERCISE (#)         REALIZED ($)          UNEXERCISABLE ("Un")           UNEXERCISABLE ("Un")
             (a)                    (b)                  (c)                        (d)                            (e)
-------------------------------------------------------------------------------------------------------------------------------
 Michael T. Fadden                   0                    0                   50,000 ("Ex")                           0 ("Ex")
                                                                             173,500 ("Ex")                           0 ("Ex")
                                                                               2,250 ("Ex")                        $135 ("Ex")
-------------------------------------------------------------------------------------------------------------------------------

 Neil A. Fortkamp                    0                    0                      500 ("Ex")                           0 ("Ex")
-------------------------------------------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 17, 1997, the Company entered into a Memorandum of Understanding ("Memorandum") with Abtech Resources, Inc. ("Abtech"). Mr. Fadden, the current President, COO and a director of the Company is an officer and owner of Abtech. The Memorandum provided that Abtech, through the services of Mr. Fadden, would provide operating management and other services to the Company on an interim basis for a fee of $6,875 per month. Abtech provided services to the Company from March 17, 1997 through August 1, 1997 and received the above specified monthly fee. Mr. Fadden became the President and COO of the Company on August 1, 1997 at which time he began receiving a salary from the Company. At that time, the Company discontinued paying fees to Abtech for its services and Abtech discontinued providing services.

     As an inducement for Mr. Fadden to undertake and fulfill the responsibilities of the Memorandum, Gateway issued warrants directly to Mr. Fadden to purchase 50,000 shares of Common Stock, exercisable at any time for ten years from date of issue at an exercise price of $1.19 per share, the quoted market price of the Common Stock on the date of the issue of the warrant. Further, Gateway issued options for 175,750 shares of Common Stock, 173,500 of which were granted at an exercise price of $.69 and 2,250 share of which have an
exercise price of $.47.   Such options are exercisable for a ten year period at
exercise prices equal to the quoted market prices on the date of issue or grant. The total number of options and warrants granted to Mr. Fadden was equal to 1.5% of the fully diluted common shares then outstanding.

     In March 1997, H & F Investments, a partnership controlled by Larry Horbach and Neil Fortkamp, officers and directors of the Company, acquired a $50,000 Convertible Promissory Note which had been issued in 1996 to an investor. The investor, for reasons unrelated to the Company, requested the Company to seek a substitute noteholder who would also assume a personal guarantee of a Company line of credit at a commercial bank. In September 1997, the Company retired the Convertible Promissory Note by a payment of $55,000 representing the balance due on the note and payment of approximately $5,000 for continuance of the guarantee of the line of credit. H & F Investments further received 5,000 shares of Common Stock and a warrant to purchase 12,000 shares at $3.00 per share from the investor at the closing of the transaction.

     On May 28, 1998, the Board of Directors of the Company approved the acquisition of Abtech for stock and cash consideration not to exceed 2.5% of the then current market capitalization of the Company. Abtech is 82% owned by Michael T. Fadden, the President, Chief Operating Officer and Director of the Company. Mr. Fadden will receive 82% of the final consideration, upon
completion of the merger.   The principal asset of Abtech is a License Agreement
between Abtech and Advanced Extraction Technologies, Inc. ("AET") which owns a patented process for the extraction of nitrogen from natural gas. Upon completion of the merger, the License Agreement will give the Company the exclusive right to utilize the extraction process developed by AET for conventional high nitrogen natural gas in the Permian Basin (West Texas and Southeastern New Mexico) and for all high nitrogen coalbed methane or landfill gas in the continental United States. The Company intends to dedicate a meaningful portion of its business over the next several years to developing projects which involve natural gas production and extraction of nitrogen utilizing the AET process. AET owns 15% of Abtech and will receive that percentage of the consideration upon the completion of the merger. Earl P. Hoffman , a Nominee for Director of the Company, is the Chief Executive Officer and a major stockholder in AET.

     As the Company utilizes the AET process, it will be required, under the License Agreement, to pay AET a license fee based upon gas through-put through each processing unit so long as there are any unexpired patents covering the AET technology. There are also certain minimum installed capacity requirements which must be met in order to maintain the exclusive nature of the license.

     At the May 28, 1998 Board Meeting, the Board of Directors also approved an agreement in principle with VRI Oil Company, a Texas corporation ("VRI") in which Michael T. Fadden owns a controlling interest. Prior to Mr. Fadden's association with the Company, VRI developed expertise in evaluating and developing high nitrogen natural gas projects and in extracting and handling nitrogen contained in natural gas streams. The Board of Directors determined that the knowledge and experience of VRI was important to the Company's business plan to develop or obtain high nitrogen natural gas production and utilize the AET process to extract the nitrogen and resell the natural gas. The agreement in principle provides that VRI will receive a 5% overriding royalty interest, subject to proportionate reduction if the Company has less than a 100% working interest, in each high nitrogen gas well acquired or drilled and completed by the Company or its partners through the time period ending August 1, 2007 and in the area defined by the continental United States. VRI will receive a 5% net profits interest, also proportionately reduced if the Company has less than a 100% ownership interest, in each undertaking where either coalbed methane or landfill gas is treated to remove nitrogen. VRI is obligated to utilize 1% of its 5% overriding royalty interest to compensate AET for an amendment to the AET License Agreement effective upon the Abtech acquisition. The amendment lengthened the period of time required to meet the minimum installed capacity requirements and is favorable to the Company.

                                    PROPOSAL NO. 2

                   ADOPTION OF THE COMPANY'S 1998 STOCK OPTION PLAN

I.   INTRODUCTION.

     On May 28, 1998, the Company's Board approved the Company's 1998 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval. The Stock Option Plan replaces the 1994 Incentive and Non-Qualified Stock Option Plan, which the Board has chosen to terminate. Both outstanding options granted pursuant to the 1994 Incentive and Non-Qualified Stock Option Plan were canceled as of May 28, 1998.

     The Stock Option Plan provides for the granting of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code ("Code") and for the granting of non-incentive stock options ("NQSOs") to employees, officers and directors and such other persons rendering substantial services to the Company and its subsidiaries, provided, however, that only employees of the Company or any subsidiary thereof shall be eligible to receive ISOs. The maximum aggregate number of shares of Common Stock that may be issued under the Stock Option Plan will be 600,000 shares (subject to adjustment as described below).

II.  SUMMARY OF THE PLAN.

     The Stock Option Plan will be administered by a committee (the "Stock Option Plan Committee") consisting of not less than a number of "disinterested persons" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who are also "outside directors" (within the meaning of Section 162(m) of the Code, so as to qualify the Stock Option Plan Committee to administer the Stock Option Plan as contemplated by Rule 16b-3 and Section 162(m), respectively.

     Subject to the express terms of the Stock Option Plan, the Stock Option Plan Committee will recommend and the Board will have the full and final authority to determine the eligible individuals who shall be granted options and the number of options to be granted, the vesting period, if any, for all options granted, the date on which any option becomes first exercisable, the number of shares of Common Stock subject to each option, the exercise price for the shares of Common Stock subject to each option and whether the option to be granted is an ISO or an NQSO.

     The per share exercise price of incentive stock options granted under the Stock Option Plan cannot be less than the fair market value of a share of Common Stock on the date of grant (110% of fair market value in the case of an incentive stock option granted to any person who, at the time the incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "Ten Percent Owner"). With respect to non-incentive stock options, the per share exercise price will be determined by the Board on the date of grant, but will not be less than 85% of the fair market value of a
share of Common Stock on the date of grant.   Each option shall vest and become
first exercisable as determined by the Board. The terms of options granted under the Stock Option Plan may not exceed ten years (or five years for any incentive stock option granted to a Ten Percent Owner).

     In the event of a Change of Control (as defined in the Stock Option Plan), unless otherwise determined by the Board at the time of grant or by amendment (with the holder's consent) of such grant, all options not vested on or prior to the effective time of any such Change of Control shall immediately vest as of such effective time. The Board in its discretion may make provisions for the assumption of outstanding options, or the substitution for outstanding options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights. The Stock Option Plan contains customary anti-dilution provisions which provide that in the event of a recapitalization, a change in the outstanding capital stock of the Company and certain other events, an adjustment shall be made as determined by the Board in its sole discretion, in the aggregate number of shares of Common Stock available for issuance under the Stock Option Plan, the number of shares of Common Stock available for any individual awards, and the number and exercise price of shares of Common Stock subject to outstanding options under the Stock Option Plan.

     Incentive Stock options granted under the Stock Option Plan will not be assignable or transferrable except by will or the laws of descent and distribution. The Stock Option Plan may be amended, suspended or terminated by the Board, except that: (i) any revision or amendment that would cause the Stock Option Plan to fail to comply with Rule 16b-3 of the Exchange Act, Sections 422 or 162(m) of the Code or any other requirement shall not be effective until stockholder approval is obtained; and (ii) no such action may impair rights under a previously granted option.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                        OF THE 1998 STOCK OPTION PLAN.

                                      PROPOSAL 3
                   RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP, independent public accountants, to examine the financial statements of Gateway Energy Corporation for the year ending February 28, 1999, and to perform other audit and accounting related activities as may be requested from time to time by management or the Board of Directors.

     The Board has directed that the appointment of Grant Thornton LLP be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS.

                                   OTHER BUSINESS

     Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                    ANNUAL REPORT

     The Company's Annual Report, including the Form 10-KSB for the year ended February 28, 1998, is being mailed to all stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended February 28, 1998, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, 10842 Old Mill Road, Suite 5, Omaha, Nebraska 68154.

                 COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC""). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

                           STOCKHOLDER PROPOSALS FOR 1999

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the Securities and Exchange Commission. Proposals to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting must be received by the Company not later than February 15, 1999. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 10842 Old Mill Road, Suite 5, Omaha, Nebraska 68154.


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


 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE        Please mark your
 MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF    votes as indicated      /X/
 NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE        in this example
 ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO
 THE CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT TO THE
 STOCK OPTION PLAN AND WITH DISCRETIONARY AUTHORITY ON ALL
 OTHER MATTERS.

 1.  Election of Directors                                     Larry J. Horbach, Charles A. Holtgraves, Donald L,.
                                                               Anderson, John B. Ewing, Jr., Nicholas J. Pilger, Abe
                                                               Yeddis, Neil A. Fortkamp, Michael T. Fadden, Gary A.
                                                               McConnell and Earl P. Hoffman

    FOR the ten nominees     WITHHOLD                          (INSTRUCTION: To withhold authority to vote for any
 (except as marked to the    AUTHORITY                         individual nominee, write that nominee's name on the space
  contrary to the right    to vote for ten                     provided below.)
                         nominees listed to
                             the right.
        / /                      / /
                                                              ______________________________________________________________
 2.  Approval of 1998 Stock Option Plan

       FOR          AGAINST          ABSTAIN                   3.   Ratification of public    4.   In their discretion, the
        / /           / /              / /                          accountants                    proxies are authorized
                                                                                                   to vote upon such other
                                                                 FOR    AGAINST    ABSTAIN         business as may
                                                                 / /      / /        / /           properly come before the
                                                                                                   meeting.

                                                                                              Dated: _______________, 1998


                                                                                              _________________________________
                                                                                              Signature of Shareholder

                                                                                              _________________________________
                                                                                              Signature of Shareholder

                                                                                              Please sign exactly as your
                                                                                              name appears at the left.
                                                                                              When signing as attorney,
                                                                                              executor, administrator,
                                                                                              trustee, guardian or
                                                                                              conservator, five full title.
                                                                                              All joint trustees must sign.

                                                                                              PLEASE MARK, SIGN, DATE AND
                                                                                              RETURN THE PROXY CARD
                                                                                              PROMPTLY USING THE ENCLOSED
                                                                                              ENVELOPE.
-------------------------------------------------------------------------------------------------------------------------
                                             FOLD AND DETACH HERE
